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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
A.D.A.M., INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 30, 2004

Dear Shareholder:

        You are cordially invited to attend the 2004 Annual Meeting of Shareholders of A.D.A.M., Inc. to be held on May 19, 2004 at 1600 Riveredge Parkway, Suite 100, Atlanta, Georgia 30328-4696. The meeting will begin promptly at 9:00 a.m., local time, and we hope that it will be possible for you to attend.

        The items of business are listed in the Notice of Annual Meeting and are more fully addressed in the Proxy Statement following the Notice.

        Please date, sign and return your proxy card in the enclosed envelope at your earliest convenience to assure that your shares will be represented and voted at the Annual Meeting even if you cannot attend. If you attend the annual meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

        On behalf of your Board of Directors, thank you for your continued support and interest in A.D.A.M., Inc.

                      Sincerely,

                      Robert S. Cramer, Jr.
                       Chairman of the Board and Chief Executive Officer

        Whether or not you expect to attend the annual meeting, please complete, sign and date the enclosed proxy and return it promptly in the enclosed envelope which does not require any postage if mailed in the United States. If you attend the meeting, you may revoke the proxy and vote your shares in person.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 19, 2004

        The Annual Meeting of Shareholders of A.D.A.M., Inc. (the "Company") will be held at 1600 Riveredge Parkway, Suite 100, Atlanta, Georgia 30328-4696, on Wednesday, May 19, 2004 at 9:00 a.m., local time, for the following purposes:

  (1)
  To elect two directors to serve until the 2007 Annual Meeting of Shareholders;

  (2)
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2004; and

  (3)
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only the holders of record of the Company's common stock, par value $0.01 per share, at the close of business on March 26, 2004 are entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof. A list of shareholders as of the close of business on March 26, 2004 will be available at the Annual Meeting of Shareholders for examination by any shareholder, his agent or his attorney.

                      By Order of the Board of Directors,

                      Robert S. Cramer, Jr.
                       Chairman of the Board and Chief Executive Officer

Atlanta, Georgia
March 30, 2004

A.D.A.M., INC.
1600 Riveredge Parkway, Suite 100
Atlanta, Georgia 30328

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 19, 2004

        The 2004 Annual Meeting of Shareholders of A.D.A.M., Inc. (the "Company") will be held at 9:00 a.m. local time on May 19, 2004, at 1600 Riveredge Parkway, Suite 100, Atlanta, Georgia and at any adjournments or postponements thereof, for the purposes set forth in the preceding Notice of Annual Meeting of Shareholders. The enclosed form of proxy is solicited by the Board of Directors of the Company and the cost of the solicitation will be borne by the Company. This Proxy Statement and the accompanying proxy are first being mailed to shareholders of the Company on or about April 1, 2004. The address of the principal executive offices of the Company is 1600 Riveredge Parkway, Suite 100, Atlanta, Georgia 30328.

Voting and Revocability of Proxies

        When proxy cards are properly executed, dated and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholders. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein and FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2004. In addition, if other matters come before the Annual Meeting, the persons named in the proxy card will vote in accordance with their best judgment with respect to such matters. Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the Annual Meeting and gives oral notice of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy for the same shares bearing a later date.

Record Date and Ownership

        Only shareholders of record as of the close of business on the record date of March 26, 2004 will be entitled to vote at the Annual Meeting. As of that date, the Company had outstanding 7,917,526 shares of common stock, $0.01 par value per share. Shareholders of record as of the close of business on March 26, 2004 are entitled to one vote for each share of common stock held. No cumulative voting rights are authorized and dissenters' rights for shareholders are not applicable to the matters being proposed.

Quorum; Required Vote; Abstentions and Broker Non-Votes

        The presence in person or by proxy of holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. The affirmative vote of a plurality of the shares present in person or by proxy and entitled to vote is required to elect directors. The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year. With respect to any other matter that may properly come before the Annual Meeting, the approval of any such matter would require a greater number of votes cast in favor of the matter than the number of votes cast opposing such matter. Shares held by nominees for beneficial owners will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented even if the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner (a "broker non-vote"). Broker non-votes will not be counted as votes for or against matters presented for shareholder consideration. Abstentions with respect to a proposal are counted for purposes of establishing a quorum. If a quorum is present, abstentions have no effect on the outcome of any vote.

Expenses of Solicitation

        The Company will bear the entire cost of the proxy solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy card, and any additional materials furnished to shareholders. Copies of proxy solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names, which are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by use of telephone, email, telegram, facsimile or personal solicitation by the Company's directors, officers or regular employees. No additional compensation will be paid for such services. The Company may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Costs for such services, if retained, will not be material.

PROPOSALS TO BE VOTED ON

Proposal No. 1: Election of Directors

        The Board of Directors of the Company presently consists of five directors, divided among three classes, with the directors in each class serving staggered three-year terms. The term of two directors, Daniel S. Howe and Mark Kishel, will expire at the 2004 Annual Meeting of Shareholders. Mr. Howe and Dr. Kishel are each standing for reelection to the Board of Directors and, if elected, will serve for a term of three years until his successor is elected and qualified.

        In the event that any director nominee below withdraws or for any reason is not able to serve as director, all proxies voted in favor of such nominee will be voted for such other personas as may be designated by the Board of Directors, but in no event will the proxy be voted for more than two nominees. The Board of Directors recommends the election of the two nominees listed below. Management of the Company has no reason to believe that any nominee will not serve if elected.

        The following persons have been nominated for election to the Board of Directors, to succeed themselves in office until the 2007 Annual Meeting of Shareholders and until their successors are elected and qualified:

        Daniel S. Howe, age 44, has been a director of the Company since December 1996. Mr. Howe has served as the President of DSH Enterprises, Inc., a real estate and investment company, since January 1990. DSH Enterprises focuses on shopping centers, freestanding drug stores and other commercial development property in the Southeastern United States. Mr. Howe received his MBA from the University of Florida.

        Mark Kishel, M.D., age 57, joined the Company's Board of Directors in November 2001. Prior to serving on the Board, Dr. Kishel was Executive Vice President and Chief Medical Officer for Blue Cross Blue Shield of Georgia from 1993 until its acquisition by Wellpoint in 2001. Dr. Kishel is a board certified pediatrician and a Fellow of the American Academy of Pediatrics. He has practiced pediatrics and family medicine, and over the years, has served in executive medical director roles for several national insurance carriers, including Travelers, HealthAmerica and Lincoln National. He has served on the Blue Cross Blue Shield Association's National Medical Council. Dr. Kishel also served as a director and founder of the Center for Healthcare Improvement, a collaborative research venture between the Medical College of Georgia and Blue Cross and Blue Shield of Georgia, and is currently a director of the Boys and Girls Club of Metro Atlanta. Dr. Kishel currently serves on the Board of Directors of

Immucor, Inc. (Nasdaq NM: BLUD), an international in vitro diagnostic company, and is a healthcare consultant through his company, E-Medicine Solutions. Inc.

        The Board of Directors of the Company recommends that shareholders vote "FOR" the election of Mr. Daniel S. Howe and Dr. Mark Kishel.

        Each of the following persons is a member of the Board of Directors who is not standing for election to the Board this year and whose term will continue after the 2004 Annual Meeting of Shareholders.

Directors Serving for a Term Expiring at the 2005 Annual Meeting

        Robert S. Cramer, Jr., age 43, is a co-founder of the Company, has served as Chairman of the Board and a director since the Company's inception in March 1990, and as Chief Executive Officer since September 1996. Mr. Cramer currently serves as the Chairman of the Board of Directors of ThePort Network, Inc., an Internet technology company he co-founded in 1999.

        John W. McClaugherty, age 44, is a co-founder of the Company and has served as a director of the Company since its inception in March 1990. Mr. McClaugherty has served as President of BeBetter Networks, Inc. ("BeBetter"), a human resource productivity company, since its inception in September 1999. From 1994 to 1999, Mr. McClaugherty served as President of J.S.K., Inc., a medical illustration company. Mr. McClaugherty served as Chief Executive Officer of the Company from its inception until March 1994.

Director Serving for a Term Expiring at the 2006 Annual Meeting

        Francis J. Tedesco, M.D., 60, has been a director of the Company since July 1996. In January 2001, Dr. Tedesco was appointed as President Emeritus of the Medical College of Georgia ("MCG") and Professor Emeritus of Medicine, Surgery, School of Graduate Studies of MCG. Prior to this, Dr. Tedesco served as Chief Executive Officer of Health Sciences University and as President of MCG from 1988-2001, and was a Professor of Medicine at MCG from 1981-2001. He has been a consultant to the Dwight David Eisenhower Medical Center—Fort Gordon, Georgia; Veterans Administration Medical Center—Augusta, Georgia; and Walter Reed Army Medical Center—Washington, D.C. Dr. Tedesco is a member of the CDC Foundation Board of Visitors and serves on the Ty Cobb Foundation Scholarship Board.

Proposal No. 2: Ratification of Appointment of Independent Auditors

        The Audit Committee has appointed PricewaterhouseCoopers LLP to serve as independent auditors of the Company for the year ending December 31, 2004, subject to ratification of this appointment by the shareholders of the Company. PricewaterhouseCoopers LLP has served as independent auditors of the Company for many years and is considered by management of the Company to be well qualified. The Company has been advised by PricewaterhouseCoopers LLP that neither it nor any of its members has any financial interest, direct or indirect, in either the Company or any of the Company's subsidiaries in any capacity.

CORPORATE GOVERNANCE AND BOARD MATTERS

Meetings of the Board of Directors

        The Board of Directors of the Company presently consists of five directors, divided among three classes, with the directors in each class serving staggered three-year terms. During 2003, the Board held three meetings. Each director attended at least 75% or more of the aggregate number of meetings held by the Board of Directors and any committees of the Board of Directors on which such director served. One director attended the Company's 2003 Annual Meeting of Shareholders. The Board does not have a policy requiring Board members to attend the Company's Annual Meeting.

Board Independence

        The Board has determined that a majority of the Board is independent as defined by the National Association of Securities Dealer's listing standards currently in effect, as they may be amended from time to time. The Board has determined that each of the following directors is independent: Mr. Daniel S. Howe; Dr. Mark Kishel; Mr. John W. McClaugherty; and Dr. Francis J. Tedesco.

Meetings of Independent Directors

        The independent directors meet in regularly scheduled executive sessions, at which only independent directors are present, at least twice per year, in conjunction with regularly scheduled Board meetings.

Committees of the Board of Directors

        The Board has an Audit Committee, a Compensation/Stock Option Committee, and a Nominating Committee. These committees, their members and functions are discussed below.

        Audit Committee.    The Audit Committee is presently composed of Mr. McClaugherty (Chair), Dr. Kishel and Dr. Tedesco. The Audit Committee met four times during 2003. The Audit Committee is responsible for appointing independent accountants, reviewing with the independent accountants the scope and results of the audit engagement, and consulting with independent accountants and management with regard to the Company's accounting methods and control procedures. The Audit Committee reviews and pre-approves all audit and non-audit services performed by the Company's accountants, or other accounting firms, other than as may be allowed by applicable law. In accordance with the National Association of Securities Dealer's listing standards, the Company has determined that Mr. McClaugherty, Dr. Kishel and Dr. Tedesco are independent, have not participated in the preparation of the financial statements of the Company at any time during the past three years, and are able to read and understand fundamental financial statements. The Company has, and will continue to have, at least one member of the audit committee who has the requisite experience or background, which results in the individual's financial sophistication. The Board of Directors has adopted a formal written Audit Committee Charter (attached in Appendix "A") and the Audit Committee reviews and reassesses the adequacy of the charter on an annual basis. The Board has determined that Mr. McClaugherty is an audit committee financial expert as defined in SEC rules.

        Compensation/Stock Option Committee.    The Compensation/Stock Option Committee is currently composed of Dr. Tedesco (Chair) and Mr. McClaugherty. Both members of the Compensation/Stock Option Committee are independent, as defined in NASD Listing Standards Rule 4200(a)(15). The Compensation/Stock Option Committee did not meet during 2003. The Compensation/Stock Option Committee is responsible for reviewing recommendations from the Chairman of the Board of Directors with regard to the compensation of executive officers of the Company and reporting to the Board of Directors its recommendations with regard to such compensation and is also responsible for operating and administering the Company's Amended and Restated 1992 Stock Option Plan and its 2002 Stock

Incentive Plan. The Company's Chairman and Chief Executive Officer does not attend or participate in portions of committee meetings involving voting or deliberations on compensation of the Chief Executive Officer.

        Nominating Committee.    The Nominating Committee, which was formed in March 2004, is currently composed of Messrs. McClaugherty (Chair) and Howe. Both members of the Nominating Committee are independent, as defined in NASD Listing Standards Rule 4200(a)(15). The Board has adopted a written Nominating Committee Charter, a copy of which is attached as Appendix "B." Generally, the Nominating Committee is responsible for setting qualification standards for director nominees, assisting the Board in identifying individuals qualified to become Board members and recommending to the Board director nominees for the next Annual Meeting of Shareholders and director nominees to fill any vacancies on the Board, and reviewing and updating the Nominating Committee Charter.

Shareholder Nominations

        The Company's Nominating Committee will consider director nominees recommended by shareholders. Those candidates must be highly qualified, exhibiting the experience and expertise required of the Board's own pool of candidates and interest in the Company's business, and also the ability to attend and prepare for Board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board. Shareholders wishing to suggest candidate(s) for consideration at the 2005 Annual Meeting should submit their proposals in accordance with the procedures set forth in the Company's Bylaws.

        Shareholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty days prior to the meeting; provided, however, that in the event that less than forty days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth:

          (a)   as to each proposed shareholder nominee, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934; and

          (b)   as to the shareholder giving the notice: (i) the shareholder's name and address, as they appear on the Company's books; and (ii) the class and number of shares of stock of the Company beneficially owned by such shareholder.

        No person shall be eligible for election as a director of the Company unless nominated in accordance with the above procedures. The Chairman shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the prescribed procedures, and if the Chairman should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

Shareholder Communications with the Board

        The Board of Directors has implemented a process for shareholders to send communications to the Board. Any shareholder desiring to communicate with the Board, or with specific individual directors, may do so by writing to the Company's Secretary at the address of the Company's principal executive offices, who has been instructed by the Board to promptly forward all such communications to the Board or such individual directors.

Shareholder Proposals for 2005 Annual Meeting

        Any shareholder proposals intended to be presented at the Company's 2005 Annual Meeting of Shareholders must comply with the notice procedures set forth in the Company's Bylaws and as set forth below and only to the extent that such business is appropriate for shareholder action under the provisions of the Georgia Business Corporation Code. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than sixty days prior to the meeting; provided, however, that in the event that less than forty days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting:

          (a)   A brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

          (b)   The proposing shareholder's name and address, as they appear on the Company's books;

          (c)   The class and number of shares of stock of the Corporation beneficially owned by the shareholder; and

          (d)   Any material interest of the shareholder in the proposed business.

        No shareholder proposals will be considered at an annual meeting unless brought forward in accordance with the prescribed procedures. At an annual meeting, the Chairman shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting, and if the Chairman should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Code of Ethics

        The Company has adopted a Code of Ethics applicable to its Chief Executive Officer and its senior financial officers, a copy of which was filed as Exhibit 14.1 to the Company's Form 10-KSB for the year ended December 31, 2003.

Compensation of Directors

        To date, directors have not received cash compensation for their services as directors of the Company. On January 3, 2003, each non-employee director of the Company was awarded an option to purchase 80,000 shares of the Company common stock. The options have a term of ten years from the date of grant and became exercisable one year from the date of grant. Each option has an exercise price of $.41 per share.

No Family Relationships Among Directors and Officers

        There are no family relationships between any director or executive officer of the Company and any other director or executive officer of the Company.

EXECUTIVE OFFICERS

        Executive officers of the Company are appointed by the Board of Directors, and hold office at the pleasure of the Board. The executive officers of the company are as follows:

Name	Position
Robert S. Cramer, Jr.	Chief Executive Officer
Kevin S. Noland	President and Chief Operating Officer

        Robert S. Cramer, Jr., age 43, is a co-founder of the Company, has served as Chairman of the Board and a director since the Company's inception in March 1990, and as Chief Executive Officer since September 1996. Mr. Cramer currently serves as Chairman of the Board of Directors of ThePort Network, Inc., an Internet technology company he co-founded in 1999.

        Kevin S. Noland, age 41, has served as the Company's President since January 2004 and as the Company's Chief Operating Officer since September 2000. He served as Director of Marketing of the Company from 1996 to 1998 and was named Vice President of Marketing and Corporate Communications in 1999. Prior to joining A.D.A.M., Mr. Noland held senior positions in sales, marketing and product management with Central Point Software, Borland Software Corp., Ashton-Tate Corp., and General Electric. He has also been involved in several successful startups and turnaround ventures.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

        The following table provides certain summary information for the years ended December 31, 2003, 2002 and 2001 concerning compensation paid or accrued to or on behalf of the Company's executive officers:

Long Term Compensation
Annual Compensation
Name and Principal Position						Securities Underlying Options
	Year	Salary		Bonus
Robert S. Cramer, Jr. Chief Executive Officer	2003 2002 2001	$ $ $	250,000 265,000 250,027	$ $ $	93,866 30,000 60,000	230,000 160,000 490,000
Kevin S. Noland President and Chief Operating Officer	2003 2002 2001	$ $ $	150,000 150,000 143,740	$	— — 11,840	125,000 125,000 75,000

Option Grants in Last Fiscal Year

        The following table provides information regarding stock options granted to the Company's executive officers during 2003:

Individual Grants
					Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
	Number of Securities Underlying Options Granted	% of Total Options Granted To Employees In Fiscal Year
Name			Exercise or Base Price ($/Share)	Expiration Date
					5%	10%
Robert S. Cramer, Jr.	230,000	18.0%	$0.41	01/03/2013	$153,605	$244,590
Kevin S. Noland	125,000	9.8%	0.41	01/03/2013	83,481	132,929

(1)
Reflects the value that would be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the common stock over the term of the options. These numbers do not take into account plan provisions providing for termination of the option following termination of employment or non-transferability.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Value

        The following table shows the number and value of exercisable and unexercisable options held by the Company's executive officers as of December 31, 2003. No stock options were exercised by Mr. Cramer or Mr. Noland in 2003.

	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End (#)	Value of Unexercised In-The-Money Options/SARs at Fiscal Year End ($)
Name	Exercisable/ Unexercisable	Exercisable/ Unexercisable(2)
Robert S. Cramer, Jr. (1)	531,667/313,333	$1,036,750/$611,000
Kevin S. Noland	213,542/233,333	$416,406/$455,000

(1)
Does not include warrants to purchase 60,000 shares of common stock issued in connection with a $500,000 loan by Mr. Cramer to the Company on December 31, 1999.

(2)
Based on the closing price of the Company's common stock on December 31, 2003 of $1.95.

        The Company has not awarded stock appreciation rights to any employee, the Company has no long-term incentive plans, as that term is defined in SEC regulations, and the Company has no defined benefit or actuarial plans covering any of the Company's employees.

Employment Agreements

        The Company has entered into an amended and restated employment agreement with Robert S. Cramer, Jr., dated as of October 2002, and corrected as of March 17, 2004. The initial term of the agreement will expire on December 31, 2006, following which the agreement will be automatically extended for successive one-year periods unless either party gives notice of non-renewal. The agreement provides that Mr. Cramer will serve as the Company's Chairman and Chief Executive Officer and be entitled to receive a base annual salary of $250,000, which may be increased in the discretion of the board of directors. In addition, Mr. Cramer is entitled to receive a bonus of approximately $79,000 in May 2003, and a bonus of approximately $105,000 in each of May 2005 and 2006, which will be payable by offsetting amounts owed by Mr. Cramer to the Company under the promissory note executed by Mr. Cramer in favor of the Company during 2001. In the event Mr. Cramer's employment is terminated without cause or in connection with a change in control, he will be entitled to offset the full amount of any remaining bonuses under the agreement against the promissory note. In addition, if Mr. Cramer's employment agreement is terminated without cause or as a result of death or disability, the Company shall be obligated to pay his then-current base salary for a period of one year following the termination date. The agreement also contains two-year confidentiality, employee and customer non-solicitation, and non-competition provisions.

        The Company has entered into an employment agreement with Kevin S. Noland that will continue indefinitely until terminated in accordance with its terms. The agreement provides that Mr. Noland will serve as the Company's Chief Operating Officer and be entitled to receive a base annual salary of $150,000, which may be increased in the discretion of the Board of Directors. The agreement may be terminated by either party with or without cause. In the event the agreement is terminated by the Company without cause or by Mr. Noland with cause, the Company will continue to pay Mr. Noland's then current base salary for a period of one year following the termination date. The agreement also contains two-year confidentiality and employee non-solicitation provisions and one-year non-competition and customer non-solicitation provisions.

        The Company also has executed Employee Confidentiality and Nondisclosure Agreements with all executive officers and senior management.

Equity Compensation Plan Information

        The following table provides information regarding the Company's two equity compensation plans, the 1992 Stock Option Plan and the 2002 Stock Incentive Plan, each of which has been approved by the Company's shareholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(a)	Weighted-average exercise price of outstanding options, warrants and rights(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(c)
Equity compensation plans approved by security holders	3,702,176	$3.34	522,492
Equity compensation plans not approved by security holders	0	—	0

Total	3,702,176	$3.34	522,492

RELATED PARTY TRANSACTIONS

        On May 30, 2001, the Company received a full-recourse promissory note from the Company's Chief Executive Officer for approximately $341,000 (the "Exercise Note") in connection with his exercise of 150,000 options at $1.94 per share and a $50,000 promissory note (the "Tax Note") in connection with a loan to the Company's Chief Executive Officer to pay taxes related to the stock exercise. The notes accrue interest of 6.25% per annum and are due in full on or before May 29, 2006. Part of the Exercise Note, $291,000, is secured by 150,000 shares of the Company's common stock. As of December 31, 2003, all of the approximately $55,000 of interest accrued on both notes had been paid and $11,000 of principal had been paid with respect to the Tax Note, leaving a remaining balance of $39,000.

        On April 10, 2002, for a term beginning on November 1, 2001, the Company entered into an 8-month sublease agreement with ThePort, Network, Inc. The Company received 14,044 shares of ThePort's common stock monthly over the term of the agreement, which ended on June 30, 2002. The shares are valued at the fair market value of the rent of the leased space. After the expiration of the sublease on June 30, 2002, the Company continued to sublease this space to ThePort on a month-to-month basis for the same monthly consideration until December 31, 2002. Since then, we have not received any type of consideration as lease payments. During the year ended December 31, 2002, the Company accepted a total of 196,616 shares of common stock valued at approximately $49,000. For the year ended December 31, 2002, the Company recorded an impairment charge of $92,000 to write off the Company's investment in ThePort based upon management's assessment that the carrying value was permanently impaired.

        In connection with the Company's preferred stock investment in ThePort, during the year ended December 31, 2001, the Company entered into a five-year agreement whereby the Company had exclusive distribution rights to ThePort's products within the healthcare industry. As of December 31, 2001, the Company had pre-paid $125,000 of the contract fee to be applied against future subscription fees. The Company had committed to generate $1,500,000 in subscription fees during the initial term of the original agreement. The initial term of the agreement commenced on August 20, 2001 and continued for five years from that date. On February 14, 2003, ThePort agreed to accept a payment of $125,000 from the Company to release the Company from the minimum guarantee in its entirety. ThePort retained the $125,000 pre-payment previously made and the Company was granted non-exclusive rights to ThePort's products within the healthcare industry.

        The Company's Chief Executive Officer, who currently serves as the Chairman of the Board of Directors of ThePort, has acquired an approximate 10% voting interest in ThePort and holds a convertible note and loans from ThePort in the amount of approximately $919,000 at December 31, 2003. Two of the Company's other directors also own equity interests in ThePort.

AUDIT COMMITTEE REPORT

        The Audit Committee has reviewed the Company's audited financial statements for the year ended December 31, 2003 with management and discussed with PricewaterhouseCoopers LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) relating to the conduct of the audit. The Audit Committee has also received written disclosures and a letter from PricewaterhouseCoopers LLP regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), has discussed with PricewaterhouseCoopers LLP the independence of that firm and has considered whether the provision of non-audit services by PricewaterhouseCoopers LLP during 2003 was compatible with maintaining the independence of that firm. The Audit Committee pre-approves all audit and permitted non-audit services provided by PricewaterhouseCoopers LLP. Based upon the above materials and discussions, the Audit Committee has approved the inclusion of these financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003.

                      Respectfully submitted,

                      John W. McClaugherty (Chairman)
                      Dr. Francis J. Tedesco

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock, as of March 1, 2004, by the Company's directors and executive officers and each shareholder holding more than 5% of the Company's common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class(2)
Robert S. Cramer, Jr.	1,336,286(3)	17.1%
Kevin S. Noland	327,375(4)	4.2%
Daniel S. Howe	192,083(5)	2.5%
John W. McClaugherty	174,927(6)	2.2%
Francis J. Tedesco, M.D.	179,250(7)	2.3%
Mark Kishel, M.D.	120,000(8)	1.5%
All executive officers and directors as a group (six persons)	2,329,921(9)	29.8%

(1)
Except as indicated in the footnotes set forth below, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares shown as owned by, and the voting power of, individual shareholders include shares which are not currently outstanding but which such shareholders are entitled to acquire or will be entitled to acquire within 60 days. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by the particular shareholder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Based on 7,797,394 shares outstanding on Mach 1, 2004.

(3)
Includes 703,333 shares issuable upon exercise of outstanding options and 60,000 shares issuable upon exercise of outstanding warrants. Mr. Cramer's business address is c/o A.D.A.M., 1600 Riveredge Parkway, Suite 100, Atlanta, Georgia 30328-4658.

(4)
Includes 321,875 shares issuable upon exercise of outstanding options.

(5)
Includes 94,083 shares issuable upon exercise of outstanding options.

(6)
Includes 169,500 shares issuable upon exercise of outstanding options.

(7)
Includes 89,583 shares issuable upon exercise of outstanding options.

(8)
Includes 115,000 shares issuable upon exercise of outstanding options.

(9)
Includes 1,493,374 shares issuable upon exercise of outstanding options and 60,000 shares issuable upon exercise of outstanding warrants.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the outstanding common stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        The Audit Committee, has approved the selection of PricewaterhouseCoopers LLP as independent public accountants to audit the books of the Company for the current year, to report on the consolidated balance sheets and related statements of income, changes in shareholders' equity and cash flows of the Company and to perform such other appropriate accounting services as may be required by the Company.

        One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

        Audit Fees.    The aggregate fees billed and accrued for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for 2003 were $35,000 and $52,000, respectively. The aggregate fees billed for review of financial statements included in the Company's Forms 10-QSB for 2003 were $39,000.

        The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for 2002 were $72,000, and for review of financial statements included in the Company's Forms 10-Q for 2002 were $34,500.

        Audit-Related Fees.    There were no additional fees, beyond those reported under "Audit Fees" above, for audit-related services billed to the Company by PricewaterhouseCoopers LLP during 2002 or 2003.

        Tax Fees.    The aggregate fees accrued for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning for 2003 were $28,000.

        The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning for 2002 were $16,909. This amount included $1,320 for services rendered in connection with the preparation of Federal and state extensions, $8,500 for services rendered in connection with the preparation of Federal and Georgia income tax returns for the 2002 tax year, $5,250 for services rendered in connection with the preparation of state and local income tax returns for the states of Connecticut, California, Colorado, Illinois, Massachusetts, New York State and the city of New York, and $1,839 for the allocation of certain overhead expenses including computer software, telephone, and reproduction costs.

        All Other Fees.    During 2003, no fees were billed by PricewaterhouseCoopers LLP, other than for the services reported above.

        The aggregate fees billed for services provided by PricewaterhouseCoopers LLP for 2002, other than services reported above, were $17,500 in connection with the Company's filing of a Form S-3 and a Form S-1.

        For 2003, all services described above were pre-approved by the Audit Committee.

OTHER MATTERS

Report to Shareholders for the Year Ended December 31, 2003

        The Annual Report of the Company for the year ending December 31, 2003, including audited financial statements, accompanies this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies.

Other Business

        The Board of Directors knows of no other matters to be brought before the 2004 Annual Meeting. However, if other matters should come before the Annual Meeting it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their judgment of what is in the best interest of the Company.

                      By Order of the Board of Directors,

                      Robert S. Cramer, Jr.
                       Chairman of the Board and Chief Executive Officer

Atlanta, Georgia
March 30, 2004

Appendix A

A.D.A.M., INC. AUDIT COMMITTEE CHARTER

I. Purpose of the Audit Committee

        The purpose of the Audit Committee of A.D.A.M., Inc. (the "Company") is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

II. Composition of the Audit Committee

        The Audit Committee shall be comprised of at least three directors each of whom is (i) "independent" under the rules of the Nasdaq Stock Market, Inc., except as permitted by Nasdaq Rule 4350(d), and the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder, (ii) does not accept any consulting, advisory or other compensatory fee from the Company other than in his or her capacity as a member of the Board or any committee of the Board, (iii) is not an "affiliate" of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and (iv) has not participated in the preparation of the financial statements of the Company or any subsidiary at any time during the past three years. Members shall be appointed either by a majority of independent directors or by a nominations committee composed solely of independent directors.

        All members of the Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, and the Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member's financial sophistication.

III. Meetings of the Audit Committee

        The Audit Committee shall meet at least once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. Responsibilities of the Audit Committee

        To carry out its purpose, the Audit Committee shall have the following responsibilities:

  1.
  with respect to the independent auditors,

  (i)
  to directly appoint, compensate, retain, oversee, evaluate, and terminate the independent auditors, who must report directly to the Audit Committee;

  (ii)
  to pre-approve all audit and non-audit services to be provided by the independent auditors; in this regard, the Audit Committee may, in its discretion, (A) delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting, and (B) pre-approve services using pre-approval policies and procedures, provided that (1) such policies and procedures are detailed as to the particular services to be provided, (2) the Audit Committee is informed about each such particular service, and (3) such policies and procedures do not result in the delegation of the Audit Committee's authority to management;

    (iii)
    to ensure that the independent auditors shall submit to the Audit Committee annually a formal written statement (the "Auditors' Statement") describing all relationships between the independent auditors and the Company, consistent with Independence Standards Board No. 1.;

    (iv)
    to discuss with the independent auditors any relationships or services disclosed in the Auditors' Statement that may impact the quality of audit services or the objectivity and independence of the Company's independent auditors;

    (v)
    to actively engage in dialogue with the independent auditors with respect to any disclosed relationship or services that may impact the independence of the auditors;

    (vi)
    to obtain from the independent auditors in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences;

    (vii)
    to obtain from the independent auditors annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company's financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service;

    (viii)
    to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner; and

    (ix)
    to review and approve all related party transactions of the Company;

  2.
  with respect to financial reporting principles and policies and internal audit controls and procedures,

  (i)
  to discuss with the independent auditors the matters required to be disclosed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380), as it may be modified or supplemented;

  (ii)
  to meet with management, the independent auditors and, if appropriate, the director of the internal audit department:

    •
    to discuss the scope and results of the annual audit;

    •
    to discuss the annual audited financial statements and quarterly financial statements;

        •
        to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditing department or the independent auditors, relating to the Company's financial statements;

        •
        to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management; and

        •
        to discuss any management or internal control letter issued, or proposed to be issued, by the independent auditors to the Company;

    (iii)
    to inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data, any material weakness in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls;

    (iv)
    to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters; and

    (v)
    to establish hiring policies for employees or former employees of the independent auditors;

  3.
  with respect to reporting and recommendations,

  (i)
  to prepare any report or other disclosures or any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company's annual report;

  (ii)
  to review and reassess the adequacy of this Charter at least annually and recommend any changes to the full Board of Directors; and

  (iii)
  to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee

        The Audit Committee shall have the authority appropriate to discharge its duties and responsibilities, including the authority to select, engage, retain, terminate, and approve the fees and other retention terms of special or independent counsel and other advisors, as it deems necessary or appropriate to carry out its duties.

        The Audit Committee shall have the appropriate funding, as determined by the Audit Committee for payment of (i) compensation to the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) compensation to any independent counsel or advisers employed by the Audit Committee as it deems necessary; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Appendix B

A.D.A.M., INC.

NOMINATING COMMITTEE CHARTER

Purpose

        The Nominating Committee ("Committee") is appointed by the Board of Directors (the "Board") to:

  •
  set qualification standards for director nominees;

  •
  assist the Board in identifying individuals qualified to become Board members; recommend to the Board the director nominees for the next annual meeting of shareholders; and recommend to the Board director nominees to fill vacancies on the Board.

Committee Membership

        The Committee shall consist of no fewer than three members. The members of the Committee shall meet the independence requirements of NASD Rule 4200(a)(15). The members of the Committee shall be appointed and replaced by the Board. The Board shall designate one of the members of the Committee as Chair.

Committee Authority and Responsibilities

        The Committee shall annually review potential nominees and recommend to the Board persons to be nominated for election to the Board at the Annual Meeting of Shareholders.

        When vacancies occur on the Board of Directors, the Committee shall actively seek individuals qualified to become board members for recommendation to the Board, and shall recommend persons based on business experience, professional expertise, industry experience and geographic representation.

        The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

        The Committee shall have full access to the Company's executives as necessary to carry out the Committee's responsibilities.

        The Committee shall perform any other activities consistent with this Charter, the Company's By-laws and governing laws as the Committee or the Board deems necessary or appropriate.

Committee Meetings

        The Committee shall meet at least annually and the Chair shall report to the Board on the major items covered at each Committee meeting.

Nominee Qualifications

        Nominees should be highly qualified by business, professional or comparable experience, affirmatively desirous of serving on the Board of Directors, and able to represent the interests of all shareholders and not merely those of any special interest group.

        The Committee shall periodically review the appropriate skills and characteristics required of director nominees in the context of the current make-up of the Board, including such factors as

B-1

business experience, diversity, and personal skills in technology, finance, marketing, business, financial reporting and other areas that are expected to contribute to an effective Board, and shall adopt and revise qualification standards for director nominees as the Committee determines necessary to ensure qualified persons elected to the Board.

Candidates Recommended by Security Holders

        The Committee will consider director candidates recommended by security holders.

        Any candidate suggested by a security holder must meet the qualification standards as adopted and revised by the Committee, and such candidate must state in advance his or her willingness and interest in serving on the Board.

        Shareholders wishing to suggest candidates for consideration at the Company's Annual Meeting of Shareholders should submit their proposals in accordance with the timeframe and procedures contained in the Company's most recent proxy statement.

Committee Charter

        The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

        This Charter shall either be made publicly available on the Company's website or included as an appendix to the Company's proxy statement no less than once every three years.

B-2

A.D.A.M., INC.
1600 Riveredge Parkway, Suite 100
Atlanta, Georgia 30328

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

        The undersigned hereby appoints Robert S. Cramer, Jr. and Kevin S. Noland, or either of them, with power of substitution to each, the proxies of the undersigned to vote the common stock of the undersigned at the Annual Meeting of Shareholders of A.D.A.M., Inc. to be held on May 19, 2004 at 9:00 a.m. at our offices located at 1600 RiverEdge Parkway, Suite 100, Atlanta, Georgia 30328, and any adjournments or postponements thereof:

  1.
  To elect two directors to serve for terms of three years and until their successors are elected and qualified:

    ☐ FOR all nominees listed below (except as indicated to the contrary below)

    ☐ WITHHOLD authority to vote for all nominees

  Nominees:    Daniel S. Howe and Mark Kishel

Instruction: To withhold authority to vote for one or more individual nominees, write the nominee's name in the following space:                                          .

  2.
  To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for 2004.

    FOR    ☐                AGAINST    ☐                ABSTAIN    ☐

  3.
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ABOVE PROPOSALS AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

Please date and sign this Proxy exactly as name(s) appears on the mailing label.

Print Name(s):

NOTE: When signing as an attorney, trustee, executor, administrator or guardian, please give your title as such. If a corporation or partnership, give full name by authorized officer. In the case of joint tenants, each joint owner must sign.
Dated: , 2004

QuickLinks

PROPOSALS TO BE VOTED ON
CORPORATE GOVERNANCE AND BOARD MATTERS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
RELATED PARTY TRANSACTIONS
AUDIT COMMITTEE REPORT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PRINCIPAL ACCOUNTANT FEES AND SERVICES
OTHER MATTERS
A.D.A.M., INC. AUDIT COMMITTEE CHARTER
A.D.A.M., INC. NOMINATING COMMITTEE CHARTER